UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934
February 18, 2009
Date of Report (Date of earliest event reported)
LOCAL.COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34197 (Commission File Number)	33-0849123 (IRS Employer Identification No.)
One Technology Drive, Building G
Irvine, California 92618
(Address of principal executive offices, zip code)
(949) 784-0800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
Exhibit Index
EXHIBIT 10.1

Item 1.01 Entry into a Material Definitive Agreement.
On February 18, 2009, Local.com Corporation (the “Registrant”) entered into an Asset Purchase and Fulfillment Agreement (the “Agreement”) with LaRoss Partners, Inc. (“LaRoss”) whereby the Registrant purchased 11,754 website hosting accounts for $1,175,000 in cash from LaRoss. LaRoss will provide ongoing billing services, hosting of the sites and customer service operations (collectively the “Fulfillment”) for the Registrant for a percentage of future collected billing revenues. The term of the Fullfillment is for two years with automatic renew of one year increments unless cancelled 60 days prior to expiration.
Item 9.01 Financial Statements and Exhibits.
Exhibit 10.1	Asset Purchase and Fulfillment Agreement dated February 18, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL.COM CORPORATION
Date: February 23, 2009	By:	/s/ Douglas S. Norman
Douglas S. Norman
Chief Financial Officer and Secretary

Exhibit Index

Exhibit
Number	Description

10.1	Asset Purchase and Fulfillment Agreement dated February 18, 2009.